UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD.

On March 30, 2016, Pennsylvania-American Water Company, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”), issued a press release announcing that it has entered into an Asset Purchase Agreement, dated as of March 29, 2016, with The Sewer Authority of the City of Scranton (the “SSA”).  Additional information on the Asset Purchase Agreement and the transactions contemplated thereby is included in response to Item 8.01 to this Current Report on Form 8-K.  A copy of the press release has been included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 7.01.  A copy of an Acquisition Fact Sheet, dated March 30, 2016, to be used by the Company in connection with discussions about the Asset Purchase Agreement and the System Purchase (as defined below), has been included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 7.01.

The information furnished in response to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.Other Events.

On March 29, 2016, Pennsylvania American Water entered into an Asset Purchase Agreement with the SSA whereby Pennsylvania American Water is to acquire substantially all of the wastewater collection and treatment system assets of the SSA (the “System Assets”) for a total transaction value of approximately $195.0 million, subject to certain adjustments as provided in the Asset Purchase Agreement (the “System Purchase”).  The SSA currently uses the System Assets to service approximately 31,000 wastewater customers in the City of Scranton and Dunmore Borough, Pennsylvania.

Pennsylvania American Water is seeking to close the System Purchase by September 30, 2016.  If the closing does not occur on or before October 15, 2016 (the “Termination Date”), either party may terminate the Asset Purchase Agreement so long as the terminating party is not in breach or default of its obligations thereunder. Each party has the right, subject to certain conditions, to extend the Termination Date to a date that is not later than December 31, 2016, and if any of the regulatory conditions specified in the Asset Purchase Agreement have not been satisfied as of the extended Termination Date, each party would have the right to extend the Termination Date again to a date that is not later than March 31, 2017. The Asset Purchase Agreement may also be terminated under specified conditions, including, without limitation, with respect to:  a material adverse effect (as defined in the Asset Purchase Agreement) involving the SSA or its wastewater system; a condemnation or casualty involving the SSA’s real property or the System Assets; the inability of the SSA to comply with specified covenants with respect to title to properties and occupancy agreements; and the inability to obtain a required governmental approval or consent, or the conditioning of such a consent or approval in a manner that is deemed unacceptable to the parties.

The SSA is currently subject to a Consent Decree with the U.S. Environmental Protection Agency (the “EPA”) and the Pennsylvania Department of Environmental Protection (“PaDEP”), which requires the SSA to complete significant upgrades to its sewer system at an estimated cost of $140 million.  As a part of the System Purchase, Pennsylvania American Water will be required to cause the Consent Decree to be amended to allow it to assume the obligations and liabilities of the SSA thereunder.  The closing of the System Purchase is subject to the approval of the Pennsylvania Public Utility Commission, and, with respect to the amendment of the Consent Decree, the consent of the EPA, PaDEP, the U.S. Department of Justice and the U.S. District Court for the Middle District of Pennsylvania.  The closing of the System Purchase is also subject to the compliance of the parties with various interim affirmative and negative covenants, as well as the satisfaction of various required and customary conditions to closing.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.  In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions.  Forward-looking statements relate to, among other things, the ability to complete the closing of the System Purchase and the anticipated closing date; the ability of the parties to satisfy closing and other conditions related to the System Purchase; and the ability of the parties to obtain regulatory and other approvals and consents.  These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events.  They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them.  The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors.  Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2016, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) obtaining the regulatory and other approvals and consents required to complete the System Purchase; (2) satisfying other conditions to the closing of the System Purchase; (3) the occurrence of the benefits and synergies expected or predicted to occur as a result of the completion of the System Purchase; (4) unexpected costs, liabilities or delays associated with the System Purchase or the integration of the System Assets; (5) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect Pennsylvania American Water; (6) the ability of Pennsylvania American Water and/or the Company to finance the System Purchase from cash flows from operations and existing sources of liquidity; (7) Pennsylvania American Water’s ability to comply with the terms and conditions of the Consent Decree after the closing of the System Purchase; and (8) other economic, business and other factors.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements.  Any forward-looking statements speak only as of the date of this Current Report on Form 8-K.  The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws.  New factors emerge from time to time, and it is not possible for us to predict all such factors.  Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Pennsylvania American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  The foregoing factors should not be construed as exhaustive.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits have been furnished herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 30, 2016, issued by Pennsylvania American Water.
99.2	Acquisition Fact Sheet, dated March 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: March 30, 2016	By:	/s/ MICHAEL A. SGRO
Michael A. Sgro
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release, dated March 30, 2016, issued by Pennsylvania American Water.
99.2*	Acquisition Fact Sheet, dated March 30, 2016.

*Furnished herewith.